American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152



                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary

=========================================================================================================================
                                      Certificate     Certificate        Beginning
                                         Class        Pass-Through      Certificate        Interest         Principal
      Class              CUSIP        Description         Rate            Balance        Distribution     Distribution
=========================================================================================================================
        A               02926NAA4         SEQ               6.16375%    193,047,041.08     1,024,630.66     3,479,676.10
     INV_CERT           ARE991INV         SUB               0.00000%      5,316,432.67       147,695.42             0.00
=========================================================================================================================
Totals                                                                  198,363,473.75     1,172,326.08     3,479,676.10
=========================================================================================================================



=========================================================================================
                                           Ending
                         Current         Certificate          Total         Cumulative
      Class           Realized Loss        Balance        Distribution    Realized Losses
=========================================================================================
        A                       0.00    189,567,364.98     4,504,306.76              0.00
     INV_CERT                   0.00      5,316,432.67       147,695.42              0.00
=========================================================================================
Totals                          0.00    194,883,797.65     4,652,002.18              0.00
=========================================================================================



All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


                        Principal Distribution Statement


============================================================================================================================
                                         Beginning         Scheduled       Unscheduled
                       Original Face    Certificate         Principal       Principal                          Realized
     Class                Amount          Balance         Distribution    Distribution       Accretion          Loss(1)
============================================================================================================================
       A             229,000,000.00    193,047,041.08            0.00     3,479,676.10             0.00             0.00
    INV_CERT           7,285,896.30      5,316,432.67            0.00             0.00             0.00             0.00
============================================================================================================================
     Totals          236,285,896.30    198,363,473.75            0.00     3,479,676.10             0.00             0.00
============================================================================================================================



========================================================================================
                           Total             Ending           Ending
                          Principal       Certificate      Certificate   Total Principal
     Class              Reduction            Balance        Percentage      Distribution
========================================================================================
       A               3,479,676.10     189,567,364.98     0.82780509      3,479,676.10
    INV_CERT                   0.00       5,316,432.67     0.72968822              0.00
========================================================================================
     Totals            3,479,676.10     194,883,797.65     0.82477964      3,479,676.10
========================================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement


==========================================================================================================================
                                        Beginning        Scheduled       Unscheduled
                    Original Face      Certificate       Principal        Principal                         Realized
    Class(2)           Amount            Balance        Distribution    Distribution       Accretion         Loss(3)
==========================================================================================================================
       A             229,000,000.00      843.00017939      0.00000000      15.19509214       0.00000000       0.00000000
    INV_CERT           7,285,896.30      729.68821557      0.00000000       0.00000000       0.00000000       0.00000000
==========================================================================================================================





=====================================================================================
                       Total            Ending           Ending
                     Principal        Certificate      Certificate   Total Principal
    Class(2)         Reduction          Balance        Percentage      Distribution
=====================================================================================
       A              15.19509214       827.80508725     0.82780509       15.19509214
    INV_CERT           0.00000000       729.68821557     0.72968822        0.00000000
=====================================================================================


(2)    All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


                         Interest Distribution Statement



=================================================================================================================================
                                                                                                                       Non-
                                                        Beginning          Current         Payment of     Current     Supported
                  Original Face        Current         Certificate         Accrued      Unpaid Interest   Interest    Interest
     Class            Amount       Certificate Rate  Notional Balance      Interest         Shortfall      Shortfall  Shortfall
=================================================================================================================================
       A           229,000,000.00          6.16375%    193,047,041.08     1,024,630.69              0.00       0.00         0.00
   INV_CERT          7,285,896.30          0.00000%      5,316,432.67             0.00              0.00       0.00         0.00
=================================================================================================================================
Totals             236,285,896.30                                         1,024,630.69              0.00       0.00         0.00
=================================================================================================================================



==============================================================================
                                                 Remaining
                                                   Unpaid          Ending
                  Realized     Total Interest     Interest      Certificate/
     Class        Losses(4)     Distribution     Shortfall    Notional Balance
==============================================================================
       A                0.00      1,024,630.66          0.00    189,567,364.98
   INV_CERT             0.00        147,695.42          0.00      5,316,432.67
==============================================================================
Totals                  0.00      1,172,326.08          0.00
==============================================================================


(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152



                     Interest Distribution Factors Statement


=============================================================================================================================
                                                                                                Payment of
                                                         Beginning                                Unpaid       Current
                    Original Face          Current       Certificate/      Current Accrued       Interest      Interest
    Class(5)            Amount        Certificate Rate  Notional Balance       Interest          Shortfall     Shortfall
=============================================================================================================================
       A            229,000,000.00          6.16375%      843.00017939          4.47436983      0.00000000     0.00000000
    INV_CERT          7,285,896.30          0.00000%      729.68821557          0.00000000      0.00000000     0.00000000
=============================================================================================================================



=================================================================================================
                          Non-                                        Remaining         Ending
                        Supported                                       Unpaid       Certificate/
                        Interest      Realized      Total Interest     Interest        Notional
    Class(5)            Shortfall     Losses(6)       Distribution     Shortfall        Balance
=================================================================================================
       A                0.00000000    0.00000000        4.47436969    0.00000000     827.80508725
    INV_CERT            0.00000000    0.00000000       20.27141396    0.00000000     729.68821557
=================================================================================================


(5)    All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152



                      Certificateholder Component Statement

================================================================================================================
                    Component Pass-Through    Beginning Notional      Ending Notional     Beginning Component
           Class             Rate                   Balance               Balance               Balance
================================================================================================================
            FSA          1,200.00000%              37,000.68             36,333.74               0.00
================================================================================================================




===============================================================
                      Ending Component    Ending Component
           Class            Balance          Percentage
===============================================================
            FSA               0.00         82.78049115%
===============================================================

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


                       Certificateholder Account Statement

===============================================================================
                             CERTIFICATE ACCOUNT

Beginning Balance                                                         0.00
Deposits
      Payments of Interest and Principal                          5,035,774.96
      Liquidations, Insurance Proceeds, Reserve Funds                     0.00
      Proceeds from Repurchased Loans                                     0.00
      Other Amounts (Servicer Advances)                                   0.00
      Realized Losses                                               (215,083.74)
                                                                  -------------

Total Deposits                                                    4,820,691.22


Withdrawals
      Reimbursement for Servicer Advances                                 0.00
      Payment of Service Fee                                        168,689.04
      Payment of Interest and Principal                           4,652,002.18
                                                                  -------------

Total Withdrawals (Pool Distribution Amount)                      4,820,691.22


Ending Balance                                                            0.00
                                                                  ============
===============================================================================


==============================================================================================
                                         OTHER ACCOUNTS

                                       Beginning         Current         Current       Ending
           Account Type                 Balance        Withdrawals      Deposits       Balance
----------------------------------------------------------------------------------------------
Financial Guaranty                       0.00              0.00           0.00          0.00
==============================================================================================


=================================================================================
                   PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                            ----
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                            ====
=================================================================================

=================================================================================
                                 SERVICING FEES

Gross Servicing Fee                                                    82,651.31
Management Fee                                                          1,000.00
FSA Insurance Premium                                                  37,000.68
Trustee Fee - Norwest Bank Minnesota N.A.                                 826.57
Mortgage Insurance Premium                                             47,210.48
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                      ----------
Net Servicing Fee                                                     168,689.04
                                                                      ==========
=================================================================================

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


 =======================================================================================================
                       CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                                           DELINQUENCY STATUS

                                                                           Percentage Delinquent
                                                                                  Based On
                                                                        -------------------------
                                    Current
                                   Number Of     Unpaid Principal        Number            Unpaid
                                     Loans            Balance           of Loans          Balance
                                   ---------     ----------------       --------          -------
 30 Days                                  87        9,090,665.10        5.147929%         4.664659%
 60 Days                                  24        2,462,318.65        1.420118%         1.263480%
 90+ Days                                 36        4,348,376.27        2.130178%         2.231266%
 Foreclosure                              72        7,609,629.23        4.260355%         3.904701%
 REO                                      31        3,380,177.71        1.834320%         1.734458%
                                         ---       -------------       ---------         ---------

 Totals                                  250       26,891,166.96       14.792899%        13.798565%



 Current Period Realized Loss - Includes Interest Shortfall    0.00
 Cumulative Realized Losses - Includes Interest Shortfall      566,369.44
 Current Period Class A Insufficient Funds                     0.00
 Principal Balance of Contaminated Properties                  0.00
 Periodic Advance                                              0.00
 =======================================================================================================



-------------------------------------------------------------------------------------------------------------
 SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

             Original $     Original %      Current $      Current %    Current Class %    Next Prepayment %
             ----------     ----------      ---------      ---------    ---------------    -----------------
Class A     7,285,896.30    3.08350876%   5,316,432.67    2.72800137%     97.271999%           0.000000%


Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
-------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                        Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1                 Norwest Bank Minnesota, N.A.
                                                                    Securities Administration Services
Record Date:         31-Jan-2000                                    7485 New Horizon Way
Distribution Date:   25-Feb-2000                                    Frederick, MD  21703
                                                                    Telephone: (301) 846-8130
                                                                    Facsimile: (301) 846-8152


 ==========================================================================================================
                                           COLLATERAL STATEMENT

 Collateral Description                                                          Fixed Mixed & ARM Balloon
 Weighted Average Gross Coupon                                                                   9.413622%
 Weighted Average Net Coupon                                                                     8.913623%
 Weighted Average Pass-Through Rate                                                              8.908623%
 Weighted Average Maturity (Stepdown Calculation)                                                      318

 Beginning Scheduled Collateral Loan Count                                                           1,715
 Number of Loans Paid in Full                                                                           25
 Ending Scheduled Collateral Loan Count                                                              1,690

 Beginning Scheduled Collateral Balance                                                     198,363,473.75
 Ending Scheduled Collateral Balance                                                        194,883,797.65
 Ending Actual Collateral Balance at 31-Jan-2000                                            194,883,797.65
 Monthly P&I Constant                                                                         1,678,954.60
 Class A Optimal Amount                                                                       4,541,307.47
 Ending Scheduled Balance for Premium Loans                                                 194,883,797.65

 Scheduled Principal                                                                            122,855.61
 Unscheduled Principal                                                                        3,356,820.49
                                                                                              5,316,432.67
 Required Overcollateralized Amount
 Overcollateralized Increase Amount                                                                   0.00
 Overcollateralized Reduction Amount                                                                  0.00
 Specified O/C Amount                                                                         5,316,432.67
 Overcollateralized Amount                                                                    5,316,432.67
 Overcollateralized Deficiency Amount                                                                 0.00
 Base Overcollateralization Amount                                                            5,316,432.67

 Extra Principal Distribution Amount                                                                  0.00
 Excess Cash Amount                                                                             363,779.15
 ==========================================================================================================
 Bankruptcy                                                                               39    $4,835,747
 Bankruptcies are included in the 30, 60 and 90 day delinquencies
 ==========================================================================================================